SECURITIES AND EXCHANGE COMMISSION

                                              Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     June 13, 2002
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                              GEORGIA POWER COMPANY
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             (Exact name of registrant as specified in its charter)

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             Georgia                   1-6468              58-0257110
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(State or other jurisdiction    (Commission File  (IRS Employer Identification
      of incorporation)              Number)                     No.)


         241 Ralph McGill Boulevard, Atlanta, Georgia             30308
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           (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code      (404) 506-6526
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                                       N/A
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         (Former name or former address, if changed since last report.)



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2

Item 5.         Other Events.
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                On June 13, 2002, Georgia Power Company (the "Company") and
Georgia Power Capital Trust V (the "Trust") entered into an Underwriting Agreement covering the issue and sale by the Trust of not to exceed 18,400,000 7 1/8% Trust Preferred Securities (liquidation amount $25 per Preferred Security). Said Preferred Securities were registered under the Securities Act of 1933, as amended, pursuant to the registration statement (Registration
Nos. 333-57884, 333-57884-01, 333-57884-02, 333-57884-03 and 333-57884-04) of
the Company and the Trust.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
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            (c) Exhibits.
               1 Underwriting Agreement, dated June 13, 2002, among the Company, the Trust and Morgan
                          Stanley & Co. Incorporated, as the
                          representative of the underwriters named in Schedule I thereto.

             4.3 Subordinated Note Indenture dated June 1, 1997 between the Company and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as Trustee (Designated in Certificate of Notification, File No. 70-8461, as Exhibit D and incorporated herein by reference).

             4.4 Third Supplemental Indenture dated as of June 21, 2002, providing for the issuance of the Company's Series E 7 1/8% Junior Subordinated Notes due March 31, 2042.

            4.7-A Amended and Restated Trust Agreement of Georgia Power Capital Trust V.

            4.8-A Form of Preferred Security of Georgia Power Capital Trust V (included in Exhibit 4.7-A above).

            4.10 Form of Series E 7-1/8% Junior Subordinated Note due March 31, 2042 (included in
                          Exhibit 4.4 above).
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                                       2


            4.11-A        Guarantee Agreement relating to Georgia Power
                          Capital Trust V.

            4.12-A Agreement as to Expenses and Liabilities relating to Georgia Power Capital Trust V (included in
                          Exhibit 4.7-A above).

            5.1           Opinion of Troutman Sanders LLP.

            5.2-A Opinion of Richards, Layton & Finger, P.A., relating to Georgia Power Capital Trust V.

            8             Tax Opinion of Troutman Sanders LLP.

            12.1          Computation of ratio of earnings to fixed charges.

            12.2 Computation of ratio of earnings to fixed charges plus preferred dividend requirements (pre-income tax basis).




                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:     June 21, 2002          GEORGIA POWER COMPANY



                                 By    /s/  Wayne Boston
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                                            Wayne Boston
                                         Assistant Secretary